SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 26, 2002

UNIFY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-11807 (Commission File No.)	94-2710559 (I.R.S. Employer Identification No.)

2101 Arena Blvd, Suite 100

Sacramento, California 95834

(Address of principal executive offices)

(916) 928-6400

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

On February 26, 2002, Unify Corporation. issued a press release announcing that the Company  had entered into a memorandum of understanding to settle securities lawsuits.  The press release is attached as Exhibit 99 to this Form 8-K and is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit 99 Unify Corporation Press Release issued February 26, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Unify Corporation

(Registrant)

Date: March 1, 2002

By:	/s/ DAVID H. ADAMS
David H. Adams Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number

99	Unify Corporation Press Release issued February 26, 2002.